UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 6, 2019

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MITEK SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-35231	87-0418827
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
600 B. Street, Suite 100, San Diego, California 92101
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
N/A
(Former name, or Former Address, if Changed Since Last Report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On March 6, 2019, Mitek Systems, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). As of January 18, 2019, the record date for the Annual Meeting, there were 38,728,441 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 32,239,073 shares of the Company’s common stock were represented in person or by proxy. These proposals are more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on January 28, 2019 (the “Proxy Statement”). Each proposal was approved by our stockholders at the Annual Meeting, other than the proposal to approve the amendment to and restatement of our 2012 Stock Incentive Plan, which proposal was not approved. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

1.
The Company’s stockholders elected each of the following seven directors to serve until the Company’s 2020 annual meeting of stockholders and until their respective successors have been elected and qualified: Scipio “Max” Carnecchia, William K. “Bill” Aulet, Jane J. Thompson, James C. Hale, Bruce E. Hansen, Alex W. “Pete” Hart, and Kenneth D. Denman.

	For	Withheld	Broker Non-Votes
Scipio “Max” Carnecchia	17,092,558	2,193,832	12,952,683
William K. “Bill” Aulet	17,411,238	1,875,152	12,952,683
Jane J. Thompson	15,168,173	4,118,217	12,952,683
James C. Hale	14,643,505	4,642,885	12,952,683
Bruce E. Hansen	17,092,724	2,193,666	12,952,683
Alex W. “Pete” Hart	14,955,070	4,331,320	12,952,683
Kenneth D. Denman	17,239,424	2,046,966	12,952,683

2.	The Company’s stockholders did not approve the amendment to and restatement of our 2012 Stock Incentive Plan.

For	Against	Abstained	Broker Non-Votes
9,347,402	9,504,244	434,742	12,952,685

3.	The Company’s stockholders ratified the adoption of our Section 382 Tax Benefits Preservation Plan.

For	Against	Abstained	Broker Non-Votes
14,022,012	4,896,836	367,541	12,952,684

4.	The Company’s stockholders ratified the selection of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

For	Against	Abstained	Broker Non-Votes
31,372,695	492,117	374,261	—

5.	The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement.

For	Against	Abstained	Broker Non-Votes
16,845,410	1,935,763	505,215	12,952,685

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitek Systems, Inc.

March 8, 2019	By:	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer